Virtus Asset Trust

Supplement dated March 20, 2020 to the Statutory Prospectus and Statement of Additional Information, each dated April 30, 2019, as supplemented

Important Notice To Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Statutory Prospectus and Statement of Additional Information for each Fund.

Change in Each Fund’s “Purchase, Redemption and Pricing of Shares”

On page 157 of the Statutory Prospectus, the section entitled “How to Buy Shares” is revised to add a reference to interfund lending in the second sentence of the second paragraph under the subsection “All Share Classes.”

The funds expect to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, or participating in an interfund lending program in reliance on exemptive relief from the SEC, subject to availability of capacity in such line of credit.

Change in each Fund’s “General Considerations and Risks”

The section of each Fund’s SAI entitled “More Information About Fund Investment Strategies and Related Risks” is amended to add the following investment technique and related risk:

Interfund Borrowing and Lending.

The Virtus Funds and their investment advisers have received exemptive relief from the SEC which permits the Virtus Funds to participate in an interfund lending program. The interfund lending program allows the participating Virtus Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Virtus Funds, including the following: (1) no Virtus Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Virtus Funds under a loan agreement; and (2) no Virtus Fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Virtus Fund could invest. In addition, a Virtus Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Virtus Fund may not lend to another Virtus Fund under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Virtus Fund to any one Virtus Fund may not exceed 5% of net assets of the lending Virtus Fund.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Virtus Fund and the borrowing Virtus Fund. However, no borrowing or lending activity is without risk. If a Virtus Fund borrows money from another Virtus Fund, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the borrowing Virtus Fund may have to borrow from a bank at higher rates if an interfund loan were not available from another Virtus Fund. A delay in repayment to a lending Virtus Fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Virtus Fund could be unable to repay the loan when due.

Investors should retain this supplement for future reference.